Exhibit 21.1

Mondelēz International, Inc.

List of Subsidiaries

Entity Name	Country
LU Algerie S.p.A.	Algeria
Kraft Foods Argentina S.A.	Argentina
Nabisco Inversiones S.R.L.	Argentina
Cadbury Bebidas De Argentina S.A.	Argentina
Van Mar SA	Argentina
KF (Australia) Pty. Ltd.	Australia
Kraft Foods Limited	Australia
General Foods Pty. Ltd.	Australia
Lanes Food (Australia) Pty. Ltd.	Australia
Lanes Biscuits Pty. Ltd.	Australia
Kraft New Zealand Holdings (Australia) Pty Ltd	Australia
Kraft Investments Holdings (Australia) Pty Ltd	Australia
Kraft Australia Pty Ltd	Australia
Kraft Foods Australia Investments LP	Australia
Kraft Jacobs Suchard (Australia) Pty. Ltd.	Australia
Kraft Australia Holdings Pty. Ltd.	Australia
Kraft Foods Australia Pty. Ltd.	Australia
Cadbury Marketing Services Pty Limited	Australia
MacRobertson Pty Limited	Australia
Recaldent Pty Ltd	Australia
The Natural Confectionery Co. Pty Ltd	Australia
Cadbury Finance Pty Limited	Australia
Oral Health Australia Pty Ltd	Australia
Oral Health CRC Ltd.	Australia
Kraft Foods CEEMA GmbH	Austria
Kraft Foods Oesterreich Production GmbH	Austria
Kraft Foods Oesterreich GmbH	Austria
Mirabell Salzburger Confiserie-und Bisquit GmbH	Austria
Fulmer Corporation Limited	Bahamas
Kraft Foods (Bahrain) W.L.L.	Bahrain
OOO Kraft Foods	Belarus
Kraft Foods Namur Production SPRL	Belgium
Confibel SPRL	Belgium
Kraft Foods Belgium Production BVBA	Belgium
Kraft Foods Belgium Intellectual Property	Belgium
Mondelez International Belgium BVBA (fka Kraft Foods Production Holdings)	Belgium
Kraft Foods Production Holdings Maatschap	Belgium
Kraft Foods Belgium BVBA	Belgium
Kraft Foods Belgium Services BVBA	Belgium
Kraft Foods Belgium Biscuits Production NV (fka BVBA)	Belgium
Cadbury Belgium BVBA	Belgium
Kraft Foods Belgium Manufacturing Services BVBA	Belgium

Entity Name	Country
Cadbury Adams Bolivia S.A.	Bolivia
Mondelez International de Alimentos S.R.L.	Bolivia
Cadbury Confy (Proprietary) Limited	Botswana
Cadbury Botswana (Proprietary) Limited	Botswana
Taloca Cafe Ltda.	Brazil
Kraft Foods Brasil do Nordeste Ltda.	Brazil
Kraft Foods Brasil Ltda.	Brazil
K&S Alimentos S.A.	Brazil
Aberdare Two Developments Limited	British Virgin Islands
Aberdare Developments Limited	British Virgin Islands
Kraft Foods Bulgaria AD	Bulgaria
3072440 Nova Scotia Company	Canada
152999 Canada Inc.	Canada
Lowney, Inc.	Canada
Freezer Queen Foods (Canada) Limited	Canada
Kraft ULC	Canada
Kraft Asia Pacific (Alberta) GP ULC	Canada
Kraft Holdings ULC	Canada
G-Push Sport Inc.	Canada
Mondelez Canada Inc. (fka Kraft Canada Snack Inc.)	Canada
Mondelez Canada Holdings ULC (fka 1682016 Alberta ULC)	Canada
CS Finance Inc.	Canada
Neilson International Limited	Canada
TCI Realty Holdings Inc.	Canada
Kraft Canada Two LP	Canada
Kraft Foods Chile S.A.	Chile
Cadbury Stani Adams Chile Productos Alimenticios Limitada	Chile
Kraft Foods (China) Co., Ltd.	China
Nabisco Food (Suzhou) Co. Ltd.	China
Kraft Guangtong Food Company, Limited	China
Kraft Tianmei Food (Tianjin) Co. Ltd.	China
Kraft Foods (Beijing) Company Limited	China
Kraft Foods Corporate Management (Shanghai) Co. Ltd.	China
Kraft Foods (Suzhou) Co., Ltd.	China
Kraft Foods (Jiangmen) Co., Ltd.	China
Kraft Foods (Shanghai) Co., Ltd.	China
Cadbury Confectionery (Guangzhou) Co., Limited	China
Cadbury Food Co. Limited China	China
Cadbury Marketing Services Co Ltd Shanghai	China
Kraft Foods Colombia Ltda.	Colombia
Kraft Foods Colombia S.A.S.	Colombia
Taloca y Cia Ltda.	Colombia

Entity Name	Country
Mondelez International Colombia S.A. (fka Industria de Colores y Sabores S.A.)	Colombia
Cadbury Adams Colombia S.A.	Colombia
El Gallito Industrial, S.A.	Costa Rica
Kraft Foods Costa Rica, S.A.	Costa Rica
Cadbury Adams Costa Rica, S.R.L. (fka S.A.)	Costa Rica
Kraft Foods Zagreb d.o.o.	Croatia
Gum Management Services Ltd	Cyprus
Kraft Foods CR s r.o.	Czech Republic
EKO-KOM, a.s.	Czech Republic
Opavia Lu s.r.o.	Czech Republic
Mondelez CR Production s.r.o.	Czech Republic
Kraft Foods Danmark ApS	Denmark
Kraft Foods Danmark Intellectual Property ApS	Denmark
Kraft Foods Dominicana S.A.	Dominican Republic
Cadbury Adams Dominicana S.A.	Dominican Republic
Kraft Foods Ecuador Cia. Ltda.	Ecuador
Kraft Foods Egypt S.A.E.	Egypt
Kraft Foods Egypt Trading LLC	Egypt
Cadbury Egypt for Importation	Egypt
Kraft Foods El Salvador S.A. de C.V.	El Salvador
Cadbury Adams El Salvador S.A. de C.V.	El Salvador
Kraft Foods Eesti Osauhing	Estonia
OY Kraft Foods Finland Ab	Finland
Kraft Foods Finland Production Oy	Finland
Kraft Foods Laverune Production S.N.C.	France
Kraft Foods Strasbourg Production S.N.C.	France
Kraft Foods France Intellectual Property S.A.S.	France
Kraft Foods France S.A.S.	France
Mondelez France Biscuit Distribution SAS (fka Kraft Foods France Biscuits Distribution S.A.S.)	France
Generale Biscuit Glico France	France
Kraft Foods France Biscuit S.A.S.	France
Kraft Foods France Antilles Guyane Distribution SAS	France
LU France SAS	France
Kraft Foods France Ocean Indien Distribution SAS	France
Generale Biscuit SAS	France
Kraft Foods France R&D SAS	France
Cadbury France SAS	France
Mondelez International SAS	France
Comptoir Européen de la Confiserie SAS	France
Kraft Foods Georgia LLC	Georgia
Kraft Foods Deutschland GmbH	Germany
Onko Grossroesterei GmbH	Germany
Carlton Lebensmittel Vertriebs GmbH	Germany
Johann Jacobs GmbH	Germany

Entity Name	Country
Mondelez International Genussmittel GmbH (fka Merido Genussmittel GmbH)	Germany
Kraft Foods Deutschland Holding GmbH	Germany
Kraft Foods Deutschland Intellectual Property GmbH & Co. KG	Germany
Kraft Foods Deutschland Services GmbH & Co. KG	Germany
Kraft Foods Ausser-Haus Service GmbH	Germany
Kraft Foods Deutschland Production GmbH & Co. KG	Germany
Don Snack Foods Handelsgesellschaft GmbH	Germany
Kraft Foods Deutschland Biscuits Production GmbH	Germany
Kraft Foods Deutschland Holding Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Production Grundstuecksverwaltungs GmbH & Co. KG	Germany
Kraft Foods Deutschland Biscuits Grundstuecksverwaltungs GmbH & Co. KG	Germany
Lapworth Commodities Limited	Ghana
Cadbury Ghana Limited	Ghana
Kraft Foods Hellas S.A.	Greece
Kraft Foods Hellas Production S.A.	Greece
Kraft Foods Korinthos Production S.A.	Greece
Alimentos Especiales, Socieda Anonima	Guatemala
Cadbury Adams Guatemala, SRL (fka S.A.)	Guatemala
Landers Centro Americana, Fabricantes de Molinos Marca “Corona” S.A. de C.V.	Honduras
Kraft Foods Honduras, S.A.	Honduras
Cadbury Adams Honduras, S.A.	Honduras
Kraft Foods Limited (Asia)	Hong Kong
Cadbury Trading Hong Kong Ltd.	Hong Kong
Cadbury Hong Kong Limited	Hong Kong
Kraft Foods Hungaria Kft	Hungary
Gyori Keksz Kft SARL	Hungary
OKO-Pannon Kft.	Hungary
KJS India Private Limited	India
C S Business Services (India) Pvt. Limited	India
Cadbury India Limited	India
Georges Beverages India Private Limited	India
Induri Farm Limited	India
PT Kraft Foods Indonesia Limited	Indonesia
P.T. Kraft Ultrajaya Indonesia	Indonesia
PT Kraft Indonesia	Indonesia
P.T. Kraft Foods Company Indonesia	Indonesia
P.T. Kraft Symphoni Indonesia	Indonesia
P.T. Cadbury Indonesia	Indonesia
P.T. Cipta Manis Makmur	Indonesia
Krema Limited	Ireland
Kraft Foods Ireland Limited	Ireland
Seurat	Ireland
Cadbury Schweppes Treasury Services	Ireland
Cadbury Schweppes Treasury International	Ireland

Entity Name	Country
Cadbury Schweppes Treasury America	Ireland
Berkeley Re Limited	Ireland
Alreford Limited	Ireland
Trebor (Dublin) Limited	Ireland
Cadbury Schweppes Ireland Limited	Ireland
Trebor Ireland Limited	Ireland
Kraft Foods Ireland Production Limited	Ireland
Kraft Foods Ireland Intellectual Property Ltd	Ireland
Sunkist Soft Drinks International Limited	Ireland
Greencastle Drinks Limited	Ireland/Netherlands
Fattorie Osella S.p.A.	Italy
Cote d’Or Italia S.r.l.	Italy
Kraft Foods Italia S.r.l.	Italy
Kraft Foods Italia Intellectual Property S.r.l.	Italy
Kraft Foods Italia Services S.r.l.	Italy
Kraft Foods Italia Production S.r.L.	Italy
Kraft Foods Italia Biscuits Production S.p.A (fka S.r.l.)	Italy
West Indies Yeast Company Limited	Jamaica
Kraft Foods Jamaica Limited	Jamaica
Ajinomoto General Foods, Inc.	Japan
AGF Suzuka, Inc.	Japan
AGF SP Inc.	Japan
AGF Kanto, Inc.	Japan
Kraft Foods Japan K.K.	Japan
Japan Beverage, Inc.	Japan
Sansei Foods Co. TK	Japan
Nihon Kraft Foods Ltd.	Japan
Meito Adams Company Limited	Japan
Kraft Foods Kazakhstan LLP	Kazakhstan
Cadbury Kenya Limited	Kenya
Dong Suh Foods Corporation	Korea
Migabang Limited Company	Korea
Dong Suh Oil & Fats Co. Ltd.	Korea
Sam Kwang Glass Mfg.	Korea
Daesung Machinery	Korea
SIA Kraft Foods Latvija	Latvia
Cadbury Adams Middle East Offshore S.A.L.	Lebanon
Cadbury Adams Middle East S.A.L.	Lebanon
AB Kraft Foods Lietuva	Lithuania
UAB Mondelez Lietuva Production (fka Kraft Foods Lietuva Production)	Lithuania
Kraft Foods Luxembourg Sarl	Luxembourg
Kraft Foods Financing Luxembourg Sarl	Luxembourg
Kraft Foods Biscuit Financing Luxembourg Sarl	Luxembourg
Kraft Foods Jaya (Malaysia) Sdn Bhd	Malaysia

Entity Name	Country
Kraft Foods Manufacturing Malaysia Sdn. Bhd.	Malaysia
Kraft Malaysia Sdn. Bhd.	Malaysia
Adams Marketing (M) Sdn Bhd	Malaysia
Cadbury Confectionery Malaysia Sdn. Bhd.	Malaysia
Cadbury Confectionery Sales (M) Sdn. Bhd.	Malaysia
Trebor (Malaysia) Sdn. Bhd.	Malaysia
Trebor Sales Sdn. Bhd.	Malaysia
Kraft Snacks Manufacturing Malaysia Sdn. Bhd.	Malaysia
Cadbury Mauritius Ltd	Mauritius
Servicios Integrales Kraft, S. de R.L. de C.V.	Mexico
Servicios Kraft, S. de R.L. de C.V.	Mexico
Kraft Holding S. de R.L. de C.V.	Mexico
Productos Kraft S. de. R.L. de C.V.	Mexico
KTL S. de R.L. de C.V.	Mexico
Kraft Foods de Mexico, S. de R.L. de C.V.	Mexico
Kraft Foods Maroc SA	Morocco
Biscuiterie Industrielle du Maghreb SA	Morocco
Springer Schokoladenfabrik (Pty) Limited	Namibia
Kraft Foods LA NVA B.V.	Netherlands
Kraft Foods LA VA Holding B.V.	Netherlands
Abades B.V.	Netherlands
Gernika, B.V.	Netherlands
Kraft Foods LA MB Holding B.V.	Netherlands
Kraft Foods LA NMB B.V.	Netherlands
Kraft Foods Nederland B.V.	Netherlands
Kraft Foods Central & Eastern Europe Service B.V.	Netherlands
Kraft Foods Cesko Holdings BV	Netherlands
Kraft Foods Espana Biscuits Holdings B.V.	Netherlands
Kraft Foods LA MC B.V.	Netherlands
Kraft Foods North America and Asia B.V.	Netherlands
Kraft Foods Intercontinental Netherlands C.V.	Netherlands
Merola Finance B.V.	Netherlands
Nabisco Holdings II B.V.	Netherlands
Nabisco Holdings I B.V.	Netherlands
Kraft Foods Nederland Services B.V.	Netherlands
Kraft Foods Nederland Biscuit C.V.	Netherlands
Mondelez International Selba B.V. (fka Selba Nederland BV)	Netherlands
Kraft Foods Nederland Intellectual Property BV	Netherlands
Aztecanana BV	Netherlands
Kraft Foods Entity Holdings B.V.	Netherlands
Cadbury CIS B.V.	Netherlands
Cadbury Holdings B.V.	Netherlands
CS Americas Holdings B.V.	Netherlands
Cadbury Netherlands International Holdings B.V.	Netherlands

Entity Name	Country
Cadbury Enterprises Holdings B.V.	Netherlands
Kraft Foods Holland Holding BV	Netherlands
Kraft Foods (New Zealand)	New Zealand
Kraft Foods Investments (New Zealand)	New Zealand
Cadbury	New Zealand
Landrew Holdings Limited	New Zealand
Teming Investments Limited	New Zealand
The Natural Confectionery Co (NZ)	New Zealand
Kraft Foods de Nicaragua, S.A.	Nicaragua
Cadbury Adams Nicaragua, S.A.	Nicaragua
Cadbury Nigeria PLC	Nigeria
Stanmark Cocoa Processing Company Limited	Nigeria
Freia A/S	Norway
Kraft Foods Norge A/S	Norway
Kraft Foods Norge Intellectual Property AS	Norway
Kraft Foods Norge Production AS	Norway
Continental Biscuits Ltd.	Pakistan
Kraft Foods Pakistan Limited	Pakistan
Kraft Foods Panama, S.A.	Panama
Cadbury Adams Panama, Sociedad Anonima	Panama
Kraft Foods Peru S.A.	Peru
Cadbury Adams Peru S.A.	Peru
Kraft Foods (Philippines) Inc.	Philippines
San Dionsio Realty Corporation	Philippines
Nabisco Philippines Inc.	Philippines
Kraft Foods Polska S.A.	Poland
Kraft Foods Poland Sp. z o.o.	Poland
Kraft Foods Poland Sp. z o.o. IP Sp. k.	Poland
Lu Polska SA	Poland
Kraft Foods Polska Confectionery Production Sp. z o.o.	Poland
Kraft Foods Poland Sp. z.o.o. S.K.A. (fka Millo sp zoo SKA)	Poland
Mondelez Polska Brands Sp. Zoo	Poland
Kraft Foods Portugal-Produtos Alimentares, Unipessoal Lda.	Portugal
Kraft Foods Portugal Iberia-Produtos Alimentares, Lda.	Portugal
Nabisco Branch	Puerto Rico
Kraft Foods (Puerto Rico), LLC	Puerto Rico
Kraft Foods Romania S.A.	Romania
OOO Kraft Foods Rus	Russia
OOO Kraft Foods Sales and Marketing	Russia
Mondelez International Rus	Russia
Dirol Cadbury LLC	Russia
Nabisco Arabia Co. Ltd.	Saudi Arabia
Kraft Foods d.o.o. Belgrade	Serbia
Kraft Foods Holdings Singapore Pte. Ltd.	Singapore

Entity Name	Country
Kraft Foods Trading Singapore Pte. Ltd.	Singapore
Mondelez Asia Pacific Pte. Ltd. (fka Kraft Foods Asia-Pacific Services Pte. Ltd.)	Singapore
Taloca (Singapore) Pte Ltd.	Singapore
Kuan Enterprises Pte. Ltd.	Singapore
Kraft Foods Singapore Pte. Ltd.	Singapore
Symphony Biscuits Holdings Pte. Ltd.	Singapore
Biscuit Brands (Kuan) Pte Ltd	Singapore
Kraft Helix Singapore Pte. Ltd.	Singapore
Cadbury Enterprises Pte. Ltd.	Singapore
Cadbury Singapore Pte Limited	Singapore
Mondelez Business Services AP Pte Ltd	Singapore
Kraft Foods Slovakia, a.s.	Slovakia
Kraft Foods European Business Services Centre s.r.o.	Slovakia
ENVI-PAK	Slovakia
Mondelez SR Production s.r.o.	Slovakia
Kraft Foods, trgovska druzba, d.o.o, Ljubjana	Slovenia
Kraft Foods Services South Africa (Pty) Ltd.	South Africa
Kraft Foods South Africa (Proprietary) Limited	South Africa
Chapelat-Humphries Investments (Pty) Limited	South Africa
Chapelat (Pty) Limited	South Africa
Chapelat Industries (Pty) Limited	South Africa
Humphries (Pty) Limited	South Africa
Cadbury South Africa (Pty) Limited	South Africa
Cadbury Schweppes Management Services (Pty) Limited	South Africa
Kraft Foods Espana Production, S.L.U.	Spain
Kraft Foods Espana Commercial S.L.U.	Spain
Kraft Foods Espana Services S.L.U.	Spain
Kraft Foods Espana Holdings S.L.U.	Spain
Kraft Foods Espana Intellectual Property SLU	Spain
Kraft Foods Galletas Production S.L.U. (fka S.A.U.)	Spain
Kraft Foods Postres Production S.A.U.	Spain
Kraft Foods Espana Biscuits Holdings y Campania S.C.	Spain
Kraft Foods Espana Biscuits Production S.L.U.	Spain
Kraft Foods Espana Confectionery Production SLU	Spain
Chapelat Swaziland (Proprietary) Limited	Swaziland
Cadbury (Swaziland) (Pty) Limited	Swaziland/South Africa
Kraft Foods Sverige AB	Sweden
Kraft Foods Sverige Intellectual Property AB	Sweden
Kraft Foods Sverige Production AB	Sweden
Kraft Foods Sverige Holding AB	Sweden
Kraft Foods Biscuits Holding GmbH	Switzerland
Kraft Foods Intercontinental Schweiz GmbH	Switzerland
Kraft Foods Schweiz Holding GmbH	Switzerland
Kraft Foods Holding (Europa) GmbH	Switzerland

Entity Name	Country
Kraft Foods Finance Europe AG	Switzerland
Kraft Foods Schweiz GmbH	Switzerland
Kraft Foods Europe GmbH	Switzerland
Kraft Foods Europe Services GmbH	Switzerland
Kraft Foods Europe Procurement GmbH	Switzerland
Taloca GmbH	Switzerland
Kraft Foods World Travel Retail GmbH	Switzerland
Kraft Foods Schweiz Production GmbH	Switzerland
Consodri Investments AG	Switzerland
Lambras Holdings AG	Switzerland
Kraft Foods Taiwan Limited	Taiwan
Kraft Foods (Thailand) Limited	Thailand
Cadbury Adams (Thailand) Limited	Thailand
Cadbury South East Asia Limited	Thailand
Kraft Foods (Trinidad) Unlimited	Trinidad
Societe Tunisiene de Biscuiterie SA	Tunisia
Kraft Gida Sanayi Ve Ticaret A. S.	Turkey
Kent Gida Maddeleri Sanayii ve Ticaret Anonim Sirketi	Turkey
Cadbury South Africa (Holdings)	UK/South Africa
Closed Joint Stock Company Kraft Foods Ukraina	Ukraine
LLC Chipsy LYUKS	Ukraine
Dirol Cadbury Ukraine SFE	Ukraine
Kraft Foods Middle East & Africa FZE	United Arab Emirates
Cadbury Schweppes Treasury (Isle of Man)	United Kingdom
Cadbury New Zealand LLP	United Kingdom
Kraft Foods UK R&D Ltd.	United Kingdom
The Kenco Coffee Company Limited	United Kingdom
Kraft Foods UK Intellectual Property Limited	United Kingdom
Kraft Foods UK Production Limited	United Kingdom
Kraft Foods Middle East & Africa Ltd.	United Kingdom
Kraft Foods UK Ltd.	United Kingdom
Chromium Suchex No. 2 LLP	United Kingdom
Chromium Suchex LLP	United Kingdom
Chromium Acquisitions Limited	United Kingdom
Ritz Biscuit Company Limited	United Kingdom
Cadbury Limited	United Kingdom
Cadbury Nominees Limited	United Kingdom
Cadbury Schweppes Finance Limited	United Kingdom
Cadbury Holdings Limited	United Kingdom
Yellowcastle Limited	United Kingdom
Hesdin Investments Limited	United Kingdom
Jigsaw Consortium Limited	United Kingdom
L. Rose & Co., Limited	United Kingdom
Reading Scientific Services Limited	United Kingdom

Entity Name	Country
Galactogen Products Limited	United Kingdom
Schweppes Limited	United Kingdom
Somerdale Limited	United Kingdom
Vantas International Limited	United Kingdom
Cadbury UK Limited	United Kingdom
Cadbury International Limited	United Kingdom
Kraft Russia Limited	United Kingdom
Arcadian of Devon Limited	United Kingdom
The Ghana Cocoa Growing Research Association Limited	United Kingdom
Brentwick Limited	United Kingdom
Cadbury Russia Limited	United Kingdom
Cadbury Russia Two Ltd	United Kingdom
Cadbury Schweppes Investments Ltd	United Kingdom
Kraft Foods Investment Holdings UK Limited	United Kingdom
Chromium Assets Limited	United Kingdom
Kraft Foods UK IP & Production Holdings Ltd.	United Kingdom
Cadbury Schweppes Overseas Limited	United Kingdom
Cadbury One LLP	United Kingdom
Cadbury Two LLP	United Kingdom
Cadbury Three LLP	United Kingdom
Cadbury Four LLP	United Kingdom
Cadbury Five LLP	United Kingdom
Cadbury Six LLP	United Kingdom
Cadbury Seven LLP	United Kingdom
Cadbury Eight LLP	United Kingdom
Cadbury Nine LLP	United Kingdom
Cadbury Ten LLP	United Kingdom
Cadbury Eleven LLP	United Kingdom
Cadbury Twelve LLP	United Kingdom
The Cocoa Research Association Limited	United Kingdom
Trebor Bassett Holdings Limited	United Kingdom
Kraft Foods UK Confectionery Production Ltd	United Kingdom
Ernest Jackson & Co Limited	United Kingdom
The Old Leo Company Limited	United Kingdom
Trebor Bassett Limited	United Kingdom
Green & Black’s Limited	United Kingdom
Trebor International Limited	United Kingdom
Cadbury US Holdings Limited	United Kingdom
Cadbury Financial Services	United Kingdom
Craven Keiller	United Kingdom
Kraft Foods Brentwick LLC	United States
Kraft Foods R & D, Inc.	United States
KFI-USLLC XI	United States
KFI-USLLC XIII	United States

Entity Name	Country
Kraft Foods Taiwan Holdings LLC	United States
Kraft Foods Holdings LLC	United States
Kraft Foods International Beverages LLC	United States
Kraft Foods International Services LLC	United States
Kraft Foods International Europe Holdings LLC	United States
KFI-USLLC XIV	United States
Nabisco International Limited	United States
Mondelēz International Inc. (fka Kraft Foods Inc.)	United States
Kraft Foods Aviation, LLC	United States
Callard & Bowser-Suchard, Inc.	United States
Nabisco Royal Argentina LLC	United States
Mondelēz Global LLC (fka Kraft Foods Snack Company LLC)	United States
Thrive 365 LLC	United States
Intercontinental Brands LLC	United States
Mondelēz BTN Holdings LLC (fka Kraft BTN Holdings LLC)	United States
Back to Nature Food Company, LLC	United States
Kraft Foods Global Brands LLC	United States
Mondelēz International Holdings LLC	United States
Mondelēz International Service Holdings LLC	United States
Mondelēz International Service LLC	United States
The Hervin Company	United States
Hervin Holdings, Inc.	United States
Kraft Foods International Holdings Delaware LLC	United States
Kraft Foods International Biscuit Holdings LLC	United States
Kraft Foods Biscuit Brands Kuan LLC	United States
Kraft Foods Asia Pacific Services LLC	United States
Mondelez Suchex Holdings LLC	United States
NSA Holdings LLC	United States
Kraft Foods Latin America Holding LLC	United States
KFI-USLLC I	United States
KFI-USLLC VII	United States
KFI-USLLC VIII	United States
KFI-USLLC IX	United States
KFI-USLLC XVI	United States
NISA Holdings LLC	United States
Mondelez G Holdings, LLC	United States
Kraft Foods Brentwick LLC	United States
Cadbury Schweppes US Finance LLC	United States
Kraft Foods Uruguay S.A.	Uruguay
C.A.S. Uruguay S.A.	Uruguay
Covenco Holding C.A.	Venezuela
Compania Venezolana de Conservas C.A.	Venezuela
Tevalca Holdings C.A.	Venezuela
Kraft Foods Venezuela, C. A.	Venezuela

Entity Name	Country
Cadbury Beverages de Venezuela CA	Venezuela
Cadbury Adams, S.A.	Venezuela
Promotora Cadbury Adams, C.A.	Venezuela
Cadbury Schweppes Zimbabwe (Private) Limited	Zimbabwe
Crystal Candy (Private) Limited	Zimbabwe